                                                                EXHIBIT 10.22(F)

                           Playboy Enterprises, Inc.
                      Fifth Amendment To Credit Agreement


Harris Trust and Savings Bank
Chicago, Illinois

LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement dated as of February 10, 1995, as amended (said Credit Agreement as so amended being referred to herein as the "Credit Agreement") currently in effect by and among, Playboy Enterprises, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company hereby applies to the Lenders to increase the amount of the Revolving Credit Commitments to $40,000,000 and make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.   Amendment.

     Upon the satisfaction of the conditions precedent set forth in Section 2 hereof the Credit Agreement shall be and hereby is amended as follows:

  1.01. Increase in Revolving Credit Commitments. The amount of each Lender's Revolving Credit Commitment set forth opposite its name on its signature page to the Credit Agreement shall be amended and as so amended shall be restated as follows:

                                                    Amount of Revolving
           Lender                                    Credit Commitment

           Harris Trust and Savings Bank                $20,000,000
           LaSalle National Bank                        $20,000,000

     Notwithstanding that the increase in the Revolving Credit Commitments contemplated by Section 1.01 hereof shall not become effective until the satisfaction of the conditions precedent set forth in Section 2 hereof, for purposes of calculating the commitment fee payable under Section 3.1 of the Credit Agreement, the Revolving Credit Commitments of the Lenders shall be deemed to have been so increased immediately upon the date on which all the Lenders have executed this Amendment (the "Fifth Amendment Effective Date").

  1.02. Replacement of B-Notes. In replacement for the B-Notes both dated March 5, 1996 in the aggregate face principal amount of $5,000,000 (the "Existing B-Notes") now outstanding for Loans by the Lenders in excess of $30,000,000 to the Company pursuant to the Credit Agreement and the other changes made hereby, the Company shall execute and deliver to each of the Lenders revolving credit notes in the aggregate face principal amount of $10,000,000 in the form annexed hereto as Exhibit A-1 (the "New B-Notes") which shall substitute for the Existing B-Notes. Each New B-Note to a Lender shall evidence such Lender's ratable share of all Loans now or hereafter outstanding in excess of $30,000,000 under the Revolving Credit (including such Lender's ratable share of the Loans previously evidenced by the Existing B-Notes). All references in the Credit Agreement or in any other instrument or document referring to the Existing B-Notes shall be deemed references to the New B-Notes.

  1.03. Exhibit A-1. Exhibit A-1 of the Credit Agreement shall be replaced with Exhibit A-1 attached hereto.

2.   Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

  2.01. The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

  2.02. The Agent shall have received, for cancellation and return to the Company, the Existing B-Notes currently held by the Lenders, such Existing B-Notes to no longer constitute B-Notes for any purpose of the Credit Agreement upon the Agent's delivery of the same to the Company.

  2.03. The Agent shall have received for the account of the Lenders replacement B-Notes in the form attached hereto as Exhibit A-1.

  2.04. The Company shall have executed a Third Supplemental Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (the "Third Supplement") supplementing the California Mortgage so that the same shall secure the Revolving Credit as increased hereby.

  2.05. No Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

3.   Condition Subsequent.

     The Agent shall have received for the Lenders on or before January 19, 1999 copies of resolutions of the Company's and of each Subsidiary's Board of Directors ratifying the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, all certified in each instance by its Secretary or Assistant Secretary.

4.   Representations.

     In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph, (i) the representations contained in Section 6.3 shall be deemed to include this Amendment as and when it refers to Loan Documents and (ii) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5.   Miscellaneous.

  5.01. The Company acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby. The Company further acknowledges and agrees that all references in such Collateral Documents to the Revolving Credit shall be deemed a reference to the Revolving Credit as so modified. The Company further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

  5.02. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

  5.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     Dated as of December 31, 1998.


                                 Playboy Enterprises, Inc.

                                 By  /s/ Robert D. Campbell
                                     -----------------------------------------
                                     Its V.P., Treasurer
                                         -------------------------------------

     Each of the undersigned acknowledges and agrees that while the following is not required, each confirms that: (i) all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby; (ii) all references in such Collateral Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby; (iii) each of the undersigned will continue to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

                                 PLAYBOY ENTERTAINMENT GROUP, INC.

                                     By  /s/ Robert D. Campbell
                                     -----------------------------------------
                                     Its V.P., Treasurer
                                         -------------------------------------


                                 CRITICS' CHOICE VIDEO, INC.


                                 By  /s/ Robert D. Campbell
                                     -----------------------------------------
                                     Its V.P., Treasurer
                                         -------------------------------------


                                 LIFESTYLE BRANDS, LTD.


                                 By  /s/ Robert D. Campbell
                                     -----------------------------------------
                                     Its V.P., Treasurer
                                         -------------------------------------

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                 Harris Trust And Savings Bank

                                 By  /s/ Scott F. Geik
                                     --------------------------
                                     Its Vice President

                                 LaSalle National Bank

                                 By  /s/ Melissa Bleiweis
                                     ----------------------------
                                     Its Assistant Vice President
                                         ------------------------

                                     B-Note

                                                              Chicago, Illinois
$5,000,000                                                    December 31, 1998

     On the Termination Date, for value received, the undersigned, Playboy Enterprises, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Harris Trust and Savings Bank (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Five Million and no/100 Dollars ($5,000,000), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of February 10, 1995, as amended, between the Company, Harris Trust and Savings Bank, individually and as Administrative Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     This Note is issued in substitution and replacement for, and evidences in part certain of the indebtedness previously evidenced by that certain B-Note of the Company dated March 5, 1996 payable to the order of the Lender in the face principal amount of $2,500,000.

     This Note shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to principles of conflicts of laws.

     The Company hereby promises to pay all costs and expenses (including reasonable attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand.


                                 PLAYBOY ENTERPRISES, INC.


                                 By /s/ Robert D. Campbell
                                    -------------------------
                                    Name: Robert D. Campbell
                                          -------------------
                                    Title: V.P., Treasurer
                                           ------------------


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